Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending			Dec 31, 2000
Current Due Period Ending			Jan 31, 2001
Prior Distribution Date			Jan 12, 2001
Distribution Date			Feb 14, 2001

Beginning Trust Principal Receivables			3,517,628,793.52
Average Principal Receivables			3,517,503,231.92
FC&A Collections (Includes Recoveries)			56,959,014.62
Principal Collections			82,556,568.22
Additional Balances			42,115,311.08
Net Principal Collections			40,441,257.14
Defaulted Amount			19,937,900.75
Miscellaneous Payments			0.00
Principal Recoveries			933,329.00

Beginning Participation Invested Amount			456,257,415.95
Beginning Participation Unpaid Principal Balance			456,257,415.94
Ending Participation Invested Amount			446,219,752.80
Ending Participation Unpaid Principal Balance			446,219,752.79

Accelerated Amortization Date			Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No			0

OC Balance as % of Ending Participation Invested Amount (3 month average)			8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES			0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation			456,257,415.95
Numerator for Fixed Allocation			466,520,875.20
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92
Applicable Allocation Percentage			12.9711%
Investor FC&A Collections			7,388,187.33

Series Participation Interest Default Amount
Numerator for Floating Allocation			456,257,415.95
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92
Floating Allocation Percentage			12.9711%
Series Participation Interest Default Amount			2,586,156.85

Principal Allocation Components
Numerator for Floating Allocation			456,257,415.95
Numerator for Fixed Allocation			466,520,875.20
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]			7.5000%
(b) Prime Rate minus 1.50%			7.5000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount			5.3950%
(d) Series Participation Interest Unpaid Principal Balance			456,257,415.94
(e) Actual days in the Interest Period			33
Series Participation Monthly Interest, [a*d*e]			3,136,769.73

Series Participation Interest Interest Shortfall			0.00
Previous Series Participation Interest Interest Shortfall			0.00

Additional Interest			0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]			10,037,663.15

(a) Investor Principal Collections, [Max(b,h) or e]			7,451,506.30
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]			5,245,659.28
(c) Floating Allocation Percentage			12.9711%
(d) Net Principal Collections			40,441,257.14
(e) after Accelerated Amort Date or Early Amort Period, [f*g]			10,949,346.72
(f) Fixed Allocation Percentage			13.2628%
(g) Collections of Principal			82,556,568.22

(h) Minimum Principal Amount, [Min(i,l)]			7,451,506.30
(i) Floating Allocation Percentage of Principal Collections			10,708,461.09
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount			10,037,663.15
(k) Series Participation Interest Net Default Payment Amount			2,586,156.85
(l) the excess of (j) over (k)			7,451,506.30

(m) Series Participation Interest Net Default Payment Amount			2,586,156.85

(n) Optional Repurchase Amount (principal only) at Sec. 9			0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]			7,388,187.33
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]			0.00
plus any unpaid Series Servicing Fee of other than HFC			0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]			3,136,769.73
Series Participation Interest Interest Shortfall [Sec. 4.11(a)(ii)]			0.00
Additional Interest [Sec. 4.11(a)(ii)]			0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]			2,586,156.85
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]			0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]			760,429.03
Excess [Sec. 4.11(a)(vi)]			904,831.72

Series Participation Investor Charge Off [Sec. 4.12(a)]			0.00

Seller's Interest			1,277,025,196.74

Series 1997-2 Owner Trust Calculations
Due Period				January 2001
Payment Date				Feb 15, 2001

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections				10,037,663.15
(b) Series Participation Interest Charge Offs				0.00
(c) Lesser of Excess Interest and Carryover Charge offs				0.00

Accelerated Principal Payment				95,053.63

Series Participation Interest Monthly Interest				3,136,769.73

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)				1,198,135.23
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)				246,900.00
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)				321,987.44
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)				211,118.86
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)				183,177.85

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)				5,122,392.99
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)				0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)				2,409,039.15
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)				853,201.37

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)				0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)				702,636.42
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)				950,393.22

Principal up to Accelerated Principal Payment Amount
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)				0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)				0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)				0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)				0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)				95,053.63
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)				0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)				0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)				0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)				0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)				0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)				0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)				0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)				0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)				0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)				880,396.72

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)				950,393.22
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)				0.00

To Designated Certificate Holder up to total Accelerated Principal Payments				95,053.63
To Designated Certificate Holder up to Holdback Amount				855,339.59
To HCLC any remaining amounts				0.00

Principal paid to the Designated Certificate				7,026.36

Household Consumer Loan Trust, 1997-2
Series 1997-2 Owner Trust Calculations
Due Period Ending	Jan 31, 2001
Payment Date	Feb 15, 2001

Calculation of Interest Expense

Index (LIBOR)	5.882500%
Accrual end date, accrual beginning date and days in Interest Period	Feb 15, 2001	Jan 16, 2001	30
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	237,156,664	48,000,000	61,501,780	38,781,880	31,938,019	38,879,072
Previously unpaid interest/yield	0.00	0.00	0.00	0.00	0.00
Spread to index	0.18%	0.29%	0.40%	0.65%	1.00%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)	6.062500%	6.172500%	6.282500%	6.532500%	6.882500%
Interest/Yield Payable on the Principal Balance	1,198,135	246,900	321,987	211,119	183,178
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	1,198,135	246,900	321,987	211,119	183,178
Interest/Yield Paid	1,198,135	246,900	321,987	211,119	183,178

Summary

Beginning Security Balance	237,156,664	48,000,000	61,501,780	38,781,880	31,938,019	38,879,072
Beginning Adjusted Balance	237,156,664	48,000,000	61,501,780	38,781,880	31,938,019
Principal Paid	5,217,447	0	2,409,039	853,201	702,636	950,393
Ending Security Balance	231,939,218	48,000,000	59,092,741	37,928,679	31,235,383	38,023,733
Ending Adjusted Balance	231,939,218	48,000,000	59,092,741	37,928,679	31,235,383
Ending Certificate Balance as % Participation Interest Invested Amount					0
Targeted Balance	232,034,271	49,084,173	59,092,741	37,928,679	31,235,383
Minimum Adjusted Balance		16,000,000	30,000,000	19,000,000	14,000,000	17,000,000
Certificate Minimum Balance					4,507,266
Ending OC Amount as Holdback Amount						20,442,523
Ending OC Amount as Accelerated Prin Pmts						17,581,209.82

Beginning Net Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Reversals	0.00	0.00	0.00	0.00	0.00	0.00
Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Ending Net Charge Offs	0.00	0.00	0.00	0.00	0.00	0.00

Interest/Yield Paid per $1000	$1.3137448	$5.1437500	$3.5776382	$3.7038396	$4.3613774
Principal Paid per $1000	$5.7208845	$0.0000000	$26.7671017	$14.9684451	$16.7294386